Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 6 TO MASTER REPURCHASE AGREEMENT

Amendment No. 6, dated as of February 25, 2005 (this “Amendment”), among MERRILL LYNCH MORTGAGE CAPITAL INC. (“Buyer”), HOMEBANC MORTGAGE CORPORATION (“HMC” and a “Seller”) and HOMEBANC CORP. (“HB Corp.” and a “Seller”, together with HMC as the “Sellers”).

RECITALS

The Buyer and the Sellers are parties to that certain Master Repurchase Agreement, dated as of February 27, 2002, as amended by Amendment No. 1, dated as of April 15, 2003, Amendment No. 2, dated as of May 28, 2003, Amendment No. 3, dated as of February 25, 2004, Amendment No. 4, dated as of June 7, 2004 and Amendment No. 5 and Joinder, dated as of December 31, 2004 (the “Existing Repurchase Agreement”; as amended by this Amendment, the “Repurchase Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Repurchase Agreement.

The Buyer and the Sellers have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement.

Accordingly, the Buyer and the Sellers hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Repurchase Agreement is hereby amended, as follows:

SECTION 1. Definitions. Section 2 of the Existing Repurchase Agreement is hereby amended by deleting the definition of “Termination Date” in its entirety and replacing it with the following:

“Termination Date” shall mean February 24, 2006.

SECTION 2. Conditions Precedent. This Amendment shall become effective as of February 24, 2005 (the “Amendment Effective Date”), subject to the satisfaction of the following conditions precedent:

2.1 Delivered Documents. On the date hereof, the Buyer shall have received the following documents, each of which shall be satisfactory to the Buyer in form and substance:

(a) this Amendment, executed and delivered by duly authorized officers of the Buyer and the Sellers; and

(b) such other documents as the Buyer or counsel to the Buyer may reasonably request.

SECTION 3. Representations and Warranties. Each Seller hereby represents and warrants to the Buyer that it is in compliance with all the terms and provisions set forth in the Existing Repurchase Agreement on its part to be observed or performed, and that no Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 11 of the Existing Repurchase Agreement.

SECTION 4. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

SECTION 5. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

Buyer:	MERRILL LYNCH MORTGAGE CAPITAL INC.,
as Buyer

	By:	/s/ James Cason
	Name:	James Cason
	Title:	Vice President

Seller:	HOMEBANC MORTGAGE CORPORATION,
as Seller

	By:	/s/ James L. Krakau
	Name:	James L. Krakau
	Title:	Senior Vice President

Seller:	HOMEBANC CORP.,
as Seller

	By:	/s/ James L. Krakau
	Name:	James L. Krakau
	Title:	Senior Vice President